                                                                    Exhibit 10.3

                            DEPOSIT ESCROW AGREEMENT

     This DEPOSIT ESCROW AGREEMENT ("Agreement") is dated January 24, 2007, by and among COURTSIDE ACQUISITION CORP., a Delaware corporation ("Purchaser"),
AMERICAN COMMUNITY NEWSPAPERS LLC, a Delaware limited liability company
("Seller"), and CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as escrow agent (the
"Deposit Escrow Agent").

     WHEREAS, Purchaser and Seller are the parties to an Asset Purchase
Agreement dated as of January 24, 2007 (the "Purchase Agreement"); and

     WHEREAS, pursuant to Section 1.8 of the Purchase Agreement, Purchaser and
Seller agreed to enter into this Agreement, pursuant to which Purchaser has deposited, concurrently with the execution hereof, the sum of $700,000 (the
"Deposit Escrow Principal") in escrow with Deposit Escrow Agent.

     NOW THEREFORE, the parties agree as follows:

     1. Appointment of Deposit Escrow Agent. (a) Upon the terms and subject to the conditions set forth in this Agreement, Purchaser and Seller hereby appoint
Deposit Escrow Agent as their agent and custodian to hold, invest and distribute the Deposit Escrow Principal and interest and earnings thereon (the "Deposit
Escrow Interest," and with the Deposit Escrow Principal, collectively, the
"Deposit Escrow Funds") in accordance with this Agreement, and Deposit Escrow
Agent hereby accepts such appointment and agrees to perform all duties expressly set forth in this Agreement. Notwithstanding anything to the contrary contained herein, all Deposit Escrow Interest shall be held in escrow by Deposit Escrow
Agent in accordance with the terms of this Agreement and distributed as provided for in Sections 3(a) through 3(f), below, as appropriate.

          (b) Deposit Escrow Agent agrees to accept delivery of, hold and disburse the Deposit Escrow Funds in accordance with the terms and conditions of this Agreement. Deposit Escrow Agent hereby acknowledges receipt thereof.

     2. Termination of Agreement. The Deposit Escrow Funds shall continue in existence during the period from the date hereof to the earliest to occur of (a)
the disbursement or release of the entire amounts of the Deposit Escrow Funds by
Deposit Escrow Agent in accordance with the terms hereof and (b) payment of the entire amount of the Deposit Escrow Funds into a court of competent jurisdiction in accordance with Sections 5(f) or (g).

     3. Payment of Deposit Escrow Principal.

          (a) Payment upon Closing. In connection the closing of the transactions contemplated by the Purchase Agreement, Purchaser shall instruct
Deposit Escrow Agent in writing (i) to pay the Deposit Escrow Principal to the account designated by Seller pursuant to the Purchase Agreement (which account shall be

specified in the instruction from Purchaser to Deposit Escrow Agent) and (ii) to pay the Deposit Escrow Interest to the account of Purchaser (or its designee)
specified in the instruction. Such payments shall be made by wire transfers of immediately available funds.

          (b) Termination Payment to Purchaser. Upon the occurrence of an event specified in Section 8.3(a) of the Purchase Agreement requiring the payment to
Purchaser of all or part of the Deposit Escrow Principal, Purchaser may instruct
Deposit Escrow Agent to make payment to it of the amount of the Deposit Escrow
Principal to be paid to it by means of an Instruction Notice, substantially in the form attached hereto as Exhibit A, delivered to Deposit Escrow Agent (with a copy to Seller). Such Instruction Notice shall specify (i) the sub-paragraph of
Section 8.3(a) of the Purchase Agreement under which it claims it is entitled to receive such payment and (ii) if less than all of the Deposit Escrow Principal is to be paid to Purchaser, the amount to be so paid. Purchaser also shall deliver to Deposit Escrow Agent (with a copy to Seller), concurrently with its delivery to Deposit Escrow Agent of the Instruction Notice, a certification as to the date on which the Instruction Notice was delivered to Seller. Unless a
Dispute Notice is issued by Seller in accordance with Section 3(d), Deposit
Escrow Agent shall pay to Purchaser, upon the expiration of the 30-day period referred to in Section 3(d), and Purchaser's written request, the amount of
Deposit Escrow Principal specified in the Instruction Notice together with
Deposit Escrow Interest attributable to such amount (as specified in the
Instruction Notice).

          (c) Termination Payment to Seller. Upon the occurrence of an event specified in Section 8.3(b) of the Purchase Agreement requiring the payment to
Seller of all or part of the Deposit Escrow Principal, Seller may instruct
Deposit Escrow Agent to make payment to it of the amount of the Deposit Escrow
Principal to be paid to it by means of an Instruction Notice delivered to
Deposit Escrow Agent (with a copy to Purchaser). Such Instruction Notice shall specify (i) the sub-paragraph of Section 8.3(b) of the Purchase Agreement under which it claims it is entitled to receive such payment and (ii) if less than all of the Deposit Escrow Principal is to be paid to Seller, the amount to be so paid. Seller also shall deliver to Deposit Escrow Agent (with a copy to
Purchaser), concurrently with its delivery to Deposit Escrow Agent of the
Instruction Notice, a certification as to the date on which the Instruction
Notice was delivered to Purchaser. Unless a Dispute Notice is issued by
Purchaser in accordance with Section 3(d), Deposit Escrow Agent shall pay to
Seller, upon the expiration of the 30-day period referred to in Section 3(d), and Seller's written request, the amount of Deposit Escrow Principal specified in the Instruction Notice together with Deposit Escrow Interest attributable to such amount (as specified in the Instruction Notice).

          (d) Dispute. If, upon delivery by either Purchaser or Seller of an
Instruction Notice, the other party disputes the amount of the Deposit Escrow
Principal that is to be delivered to the delivering party, it shall give a notice to Deposit Escrow Agent (with a copy to the other party), substantially in the form attached hereto as Exhibit B (a "Dispute Notice"), within 30 days following the date of delivery of the Instruction Notice (as specified in certification delivered by the other party pursuant to Section 3(a) or Section
3(b), above) specifying the amount of the Deposit Escrow Principal that it

                                        2

claims the delivering party is entitled to receive. Upon issuance of a Dispute
Notice, Purchaser and Seller shall attempt to resolve such dispute. If such dispute is not resolved within 30 days after the Dispute Notice has been delivered, either Seller or Purchaser may initiate an arbitration proceeding to resolve such dispute in accordance with Section 3(e).

          (e) Arbitration Award. Any dispute between Purchaser and Seller as to whether or not a party is entitled to payment of Deposit Escrow Funds hereunder, or the amount thereof, shall be resolved by arbitration in accordance with the provisions of Section 10.12 of the Purchase Agreement. If the arbitrators in any such proceeding make a monetary award of Deposit Escrow Funds to either
Purchaser or Seller then the party so awarded shall deliver to Deposit Escrow
Agent a written certificate in substantially the form of Exhibit C attached hereto, instructing Deposit Escrow Agent to deliver to Purchaser or Seller, as applicable, Deposit Escrow Principal in the amount of such award. Such certificate shall state the amount of the Deposit Escrow Principal that Deposit
Escrow Agent shall deliver and be accompanied by a true, correct and complete copy of the award. Deposit Escrow Agent shall deliver the stated amount of
Deposit Escrow Principal (together with the portion of Deposit Escrow Interest attributable to such amount, as specified in the certificate) to Purchaser or
Seller, as applicable, on the tenth (10th) business day after it receives such certificate.

          (f) Resolution by Mutual Agreement. If Purchaser and Seller mutually agree that a payment should be made from the Deposit Escrow Funds, then
Purchaser and Seller shall deliver to Deposit Escrow Agent a written certificate in substantially the form of Exhibit D attached hereto, instructing Deposit
Escrow Agent to deliver to the specified party or parties, the amount of Deposit
Escrow Funds as mutually agreed upon by Purchaser and Seller. Such certificate shall state the amount of Deposit Escrow Funds that Deposit Escrow Agent shall deliver to each specified party and the date upon which such delivery shall be made. Deposit Escrow Agent shall deliver the stated amount of Deposit Escrow
Funds to the specified party or parties, in accordance with such certificate.

     4. Cooperation. Deposit Escrow Agent, Purchaser and Seller shall cooperate in all respects with one another in the calculation of any amounts determined to be payable to Purchaser and Seller in accordance with this Agreement and in implementing the procedures necessary to effect such payments.

     5. Duties; Liabilities.

          (a) Deposit Escrow Agent hereby accepts its obligations under this
Agreement, and represents that it has the legal power and authority to enter into this Agreement and to perform its obligations hereunder. Deposit Escrow
Agent agrees that all Deposit Escrow Funds held by Deposit Escrow Agent under this Agreement shall be segregated from all other property held by Deposit
Escrow Agent, shall be designated under the account name "Courtside Deposit
Escrow Account" and otherwise be identified as being held in connection with this Agreement. Segregation may be accomplished by appropriate identification on the books and records of Deposit Escrow Agent. Deposit

                                        3

Escrow Agent agrees that its documents and records with respect to the transactions contemplated by this Agreement shall be available for examination by authorized representatives of Purchaser and Seller. Deposit Escrow Agent
agrees to deliver to Purchaser and Seller written statements not less than quarterly summarizing any activity with respect to the Deposit Escrow Funds
(including all Deposit Escrow Interest) and detailing the balance thereof.
Deposit Escrow Agent undertakes to perform only such duties as are expressly set forth herein. It is understood that Deposit Escrow Agent is not a trustee or fiduciary and is acting hereunder merely in a ministerial capacity.

          (b) Deposit Escrow Agent shall invest and reinvest the Deposit Escrow
Funds in a JPMorgan Chase Money Market Checking Account, or in such other investments as Purchaser and Seller may from time to time mutually agree upon in writing executed by Purchaser and Seller and delivered to Deposit Escrow Agent.
All investments of the Deposit Escrow Funds shall be held by, or registered in the name of, Deposit Escrow Agent or its nominee.

          (c) Deposit Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by
Deposit Escrow Agent), statement, instrument, report or other paper or document
(not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by Deposit Escrow Agent to be genuine and to be signed or presented by the proper person or persons. Deposit Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to Deposit Escrow Agent signed by the proper party or parties and, if the duties or rights of Deposit Escrow Agent are affected, unless it shall have given its prior written consent thereto.

          (d) Deposit Escrow Agent's sole responsibility upon receipt of any notice requiring any payment pursuant to the terms of this Agreement, whether by virtue of joint resolution, arbitration or determination of a court of competent jurisdiction, is to pay the amounts specified in such notice, and Deposit Escrow
Agent shall have no duty to determine the validity, authenticity or enforceability of any specification or certification made in such notice. In the event fund transfer instructions are given (other than in writing at the time of the execution of this Agreement), whether in writing, by telecopier or otherwise, Deposit Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on
Schedule 1 attached hereto, and Deposit Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated.
The persons and telephone numbers for call-backs may be changed only in writing actually received and acknowledged by Deposit Escrow Agent.

          (e) Deposit Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and indemnification under Section
5(h), below, for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

                                        4

          (f) Deposit Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto written notice and such resignation shall become effective as hereinafter provided. Such resignation shall become effective at such time that Deposit
Escrow Agent shall turn over the Escrow Fund to a successor escrow agent appointed jointly by Purchaser and Seller. If no new escrow agent is so appointed within the 60 day period following the giving of such notice of resignation, Deposit Escrow Agent may deposit the Escrow Fund with any court in the Southern District of New York it deems reasonably appropriate.

          (g) In the event of a dispute between the parties as to the proper disposition of the Escrow Fund, Deposit Escrow Agent shall be entitled (but not required) to deliver the Escrow Fund into the United States District Court for the Southern District of New York and, upon giving notice to Purchaser and
Seller of such action, shall thereupon be relieved of all further responsibility and liability; provided, however, that any such action of interpleader shall not be deemed to modify the manner in which Deposit Escrow Agent is entitled to make disbursements of the Deposit Escrow Funds as set forth in this Agreement other than to tender the Deposit Escrow Funds into the registry of such court.

          (h) Deposit Escrow Agent shall be indemnified and held harmless by
Purchaser from and against any expenses, including counsel fees and disbursements, or loss suffered by Deposit Escrow Agent in connection with any action, suit or other proceeding involving any claim which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of
Deposit Escrow Agent hereunder, or the Escrow Fund held by it hereunder, other than expenses or losses arising from the gross negligence or willful misconduct of Deposit Escrow Agent. Promptly after the receipt by Deposit Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, Deposit Escrow Agent shall notify the other parties hereto in writing. In the event of the receipt of such notice, Deposit Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in an appropriate court to determine ownership or disposition of the Escrow Fund or it may deposit the Escrow Fund with the clerk of any appropriate court and be relieved of any liability with respect thereto or it may retain the Escrow Fund pending receipt of a final, non-appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Escrow Fund are to be disbursed and delivered.

          (h) Deposit Escrow Agent shall be entitled to reasonable compensation from Purchaser for all services rendered by it hereunder. Deposit Escrow Agent shall also be entitled to reimbursement from Purchaser for all expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all counsel, advisors' and agents' fees and disbursements and all taxes or other governmental charges.

          (i) From time to time on and after the date hereof, Purchaser and
Seller shall deliver or cause to be delivered to Deposit Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as Deposit Escrow Agent shall reasonably request to carry out more effectively the provisions and

                                        5

purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

          (j) Notwithstanding anything herein to the contrary, Deposit Escrow
Agent shall not be relieved from liability hereunder for its own gross negligence or its own willful misconduct.

     6. No Implied Duties. This Agreement expressly sets forth all the duties of
Deposit Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against Deposit
Escrow Agent. Deposit Escrow Agent shall not be bound by the provisions of any agreement among the parties hereto except this Agreement and shall have no duty to inquire into the terms and conditions of any agreement made or entered into in connection with this Agreement, including, without limitation, the Purchase
Agreement.

     7. Successors; Amendments. This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, successors, assigns and legal representatives and shall be governed by and construed in accordance with the law of New York applicable to contracts made and to be performed therein.
This Agreement cannot be changed or terminated except by a writing signed by
Purchaser, Seller and Deposit Escrow Agent.

     8. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given if given by hand or delivered by nationally recognized overnight carrier, or if given by telecopier and confirmed by mail (registered or certified mail, postage prepaid, return receipt requested), to the respective parties as follows:

               A.   If to Purchaser, to it at:

                    Courtside Acquisition Corp.
                    1700 Broadway, 17th Floor
                    New York, New York 10019
                    Telecopier No.: 212-651-5050
                    Attention: Richard D. Goldstein

                    with a copy to:

                    Graubard Miller
                    The Chrysler Building
                    405 Lexington Avenue
                    New York, New York 10174-1901
                    Attention: David Alan Miller, Esq.
                    Telecopier No.: 212-818-8881

                                        6

               B.   If to Seller, to it at:

                    American Community Newspapers LLC
                    c/o Spire Capital Partners LLC
                    30 Rockefeller Plaza, Suite 4200
                    New York, New York 10112
                    Attention:
                    Telecopier No.:

                    with a copy to:

                    Sonnenschein Nath & Rosenthal LLP
                    1221 Avenue of the Americas
                    New York, NY 10020
                    Attention: Paul A. Gajer, Esq.
                    Telephone No.: 212 398-5293
                    Telecopier No.: 212 768-6800

               C.   If to Deposit Escrow Agent, to it at:

                    Continental Stock Transfer & Trust Company
                    2 Broadway
                    New York, New York 10004
                    Attention: Steven G. Nelson
                    Telecopier No.: 212-509-5150

or to such other person or address as any of the parties hereto shall specify by notice in writing to all the other parties hereto.

     9. Miscellaneous.

          (a) None of the parties may assign this Agreement or its rights or obligations hereunder, in whole or in part, voluntarily or by operation of law, without the written consent of the other parties, and any attempted assignment without such consent shall be void and without legal effect.

          (b) There are no third-party beneficiaries of this Agreement. Nothing contained in this Agreement shall be deemed to confer upon any other person or entity other than the parties hereto any right or remedy under or by reason of this Agreement.

          (c) No waiver by any party of any of the provisions hereof shall be effective unless expressly set forth in writing and executed by the party so waiving. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

          (d) This Agreement (including the exhibits and schedules attached hereto), together with the Purchase Agreement, supersedes all prior agreements among the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement among the parties with respect to its subject

                                        7

matter. There have been and are no agreements, representations or warranties among the parties other than those set forth or provided for in this Agreement, the Purchase Agreement and the other agreements and documents contemplated thereby. This Agreement is not intended to modify, and shall not be construed as modifying the Purchase Agreement.

          (e) If any provision of this Agreement or the application thereof to any person or circumstance shall be determined by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof, or the application thereof to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by applicable law.

          (f) The headings of the sections and subsections of this Agreement are for ease of reference only and do not evidence the intentions of the parties.

          (g) This Agreement may be executed by facsimile signature pages and in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (h) Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

                    [Signatures Continued on Following Page]

                                        8

     IN WITNESS WHEREOF, each of the parties hereto has duly executed this
Agreement on the date first above written.

                                        COURTSIDE ACQUISITION CORP.

                                        By: /s/ Richard D. Goldstein
                                            ------------------------------------
                                        Name: Richard D. Goldstein
                                        Title: Chairman and Chief Executive
                                               Officer

                                        AMERICAN COMMUNITY NEWSPAPERS LLC

                                        By: /s/ Gene Carr
                                            ------------------------------------
                                        Name: Gene Carr
                                        Title: Chief Executive Officer

                                        ESCROW AGENT

                                        CONTINENTAL STOCK TRANSFER &
                                           TRUST COMPANY

                                        By: /s/ Steven G. Nelson
                                            ------------------------------------
                                        Name: Steven G. Nelson
                                        Title: Chairman

                                        9

                                   SCHEDULE 1

                             AUTHORIZED SIGNATORIES

For Purchaser, the following persons, with the titles and specimen signatures shown below:

Name                          Title           Specimen Signature   Telephone Number
--------------------   --------------------   ------------------   ----------------

Richard D. Goldstein   Authorized Signatory   __________________

                       Authorized Signatory   __________________

For Seller, the following persons, with the titles and specimen signatures shown below:

Name                          Title           Specimen Signature   Telephone Number
--------------------   --------------------   ------------------   ----------------

                       Authorized Signatory   __________________

                       Authorized Signatory   __________________

                                       10

                                    EXHIBIT A

                               INSTRUCTION NOTICE

TO: ___________

     This Instruction Notice is issued pursuant to that certain Deposit Escrow
Agreement, dated as of __________ __, 2007, Courtside Acquisition Corp., a
Delaware corporation ("Purchaser"), American Community Newspapers LLC, a
Delaware limited liability company ("Seller"), and you, as Deposit Escrow Agent.
Capitalized terms used but not otherwise defined in this Instruction Notice shall have the meanings ascribed to them in the Deposit Escrow Agreement.

     The undersigned hereby certifies that, pursuant to Section ___ [specify either Section 8.3(a) or 8.3(b) and applicable paragraph thereof] of the
Purchase Agreement, it has a good faith belief that it is entitled to receive
Deposit Escrow Principal in the amount of $_______________ under the Deposit
Escrow Agreement.

     Accordingly, you are hereby instructed to distribute, on the thirtieth
(30th) day after your receipt of this Instruction Notice, the sum of
$_______________ from the Deposit Escrow Principal and $ _________ from the
Deposit Escrow Interest to the undersigned by wire transfer to the following account:

                    Bank: _______________________________

                    Account: ____________________________

                    Routing Number: _____________________

     A copy of this Instruction Notice has been given to [Seller/Purchaser] in accordance with the applicable provisions of the Deposit Escrow Agreement.

Dated: _____________, 200_.

                                        PURCHASER:

                                        COURTSIDE ACQUISITION CORP.

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title: Authorized Signatory

                                        -or-

                                        SELLER

                                        AMERICAN COMMUNITY NEWSPAPERS LLC

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title: Authorized Signatory

                                       11

                                    EXHIBIT B

                                 DISPUTE NOTICE

TO: ___________

     This Dispute Notice is issued pursuant to that certain Deposit Escrow
Agreement, dated as of __________ __, 2007, among Courtside Acquisition Corp., a
Delaware corporation ("Purchaser"), American Community Newspapers LLC, a
Delaware limited liability company ("Seller"), and you, as Deposit Escrow Agent.
Capitalized terms used but not otherwise defined in this Dispute Notice shall have the meanings ascribed to them in the Deposit Escrow Agreement.

     The undersigned hereby object to the claim for Deposit Escrow Principal that [Seller/Purchaser] asserted in the amount of $__________ and/or the Claim for Deposit Escrow Interest so asserted in the amount of $________ under that certain Instruction Notice, dated ________ __, 200_, delivered by
[Purchaser/Seller] to you.

     [Seller/Purchaser] disputes such claim in [whole][part]. The material facts and circumstances of such dispute are summarized on Schedule I attached hereto.
Accordingly, you are hereby instructed [to deliver $_______________ of such amount to [Purchaser/Seller], together with accrued Deposit Escrow Interest thereon and not to deliver $__________ of Deposit Escrow Principal or any
Deposit Escrow Interest accrued thereon to any person].

     A copy of this Dispute Notice has been given to [Purchaser/Seller] in accordance with the applicable provisions of the Deposit Escrow Agreement.

Dated: _____________, 200_.

                                        SELLER:

                                        AMERICAN COMMUNITY NEWSPAPERS LLC

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title: Authorized Signatory

                                        -or-

                                        PURCHASER

                                        COURTSIDE ACQUISITION CORP.

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                       12

                                    EXHIBIT C

                                ARBITRATION AWARD

                                   CERTIFICATE

TO: ___________

     This Certificate is issued pursuant to that certain Deposit Escrow
Agreement, dated as of __________ __, 2007, among Courtside Acquisition Corp., a
Delaware corporation ("Purchaser"), American Community Newspapers LLC, a
Delaware limited liability company ("Seller"), and you, as Deposit Escrow Agent.
Capitalized terms used but not otherwise defined in this Certificate shall have the meanings ascribed to them in the Deposit Escrow Agreement.

     The undersigned [Purchaser/Seller, as applicable] hereby certifies that (a)
it has received an arbitration award ("Award") in its favor pursuant to the
Deposit Escrow Agreement; (b) a true, correct and complete copy of the Award accompanies this Certificate; and (c) pursuant to the Award, it is entitled to receive Deposit Escrow Principal in the amount of $_______ and Deposit Escrow
Interest in the amount of $_______ under the Deposit Escrow Agreement.

     Accordingly, you are hereby instructed to distribute [immediately] [on
________ __, 200__] $__________ of Deposit Escrow Principal and $________
Deposit Escrow Interest to the undersigned [Purchaser/Seller, as applicable] by wire transfer of immediately available funds to the following account:

                    Bank: _______________________________

                    Account: ____________________________

                    Routing Number: _____________________

     A copy of this Certificate has been given to the other parties to the
Escrow Agreement in accordance with the applicable provisions of the Deposit
Escrow Agreement.

Dated: _______________, 200_.

                                        PURCHASER:

                                        COURTSIDE ACQUISITION CORP.

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title: Authorized Signatory

                                        -or-

                                        SELLER:

                                        AMERICAN COMMUNITY NEWSPAPERS LLC

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title: Authorized Signatory

                                       13

                                    EXHIBIT D

              MUTUALLY AGREED DISTRIBUTION OF DEPOSIT ESCROW FUNDS

                                   CERTIFICATE

TO: ___________

     This Certificate is issued pursuant to that certain Deposit Escrow
Agreement, dated as of __________ __, 2007, among Courtside Acquisition Corp., a
Delaware corporation ("Purchaser"), American Community Newspapers LLC, a
Delaware limited liability company ("Seller"), and you, as Deposit Escrow Agent.
Capitalized terms used but not otherwise defined in this Certificate shall have the meanings ascribed to them in the Deposit Escrow Agreement.

     Purchaser and Seller have agreed that $_______ of the Deposit Escrow Funds are to be delivered to [Purchaser/Seller, as applicable].

     Accordingly, you are hereby instructed to distribute [immediately] [on
_______ __, 200__] $___________ from the Deposit Escrow Funds to
[Purchaser/Seller, as applicable] by wire transfer of immediately available funds to the following account:

                    Bank: _______________________________

                    Account: ____________________________

                    Routing Number: _____________________

Dated: _______________, 200_.

                                        PURCHASER:

                                        COURTSIDE ACQUISITION CORP.

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title: Authorized Signatory

                                        SELLER:

                                        AMERICAN COMMUNITY NEWSPAPERS LLC

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title: Authorized Signatory

                                       14